UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2017

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Zayo Group, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-169979	26-2012549
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 4, 2017,  Zayo Group Holdings, Inc. (the “Company”) issued a press release announcing the appointment of Andrew Crouch as President and Chief Operating Officer of the Company effective April 27, 2017, and the departure of Christopher Morley, current President and Chief Operating Officer, from the Company following a transition period. Mr. Crouch will hold the same title at Zayo Group, LLC (together with the Company, the “Companies”).

The board of directors (the “Board”) of each of the Companies has appointed Mr. Crouch as President and Chief Operating Officer of the Companies effective April 27, 2017.  Previously, Mr. Crouch, age 46,  worked at Level 3 Communications, LLC (“Level 3”) as Regional President, EMEA and Global Accounts Division, from November 2014 through March 2017,  Regional President, North America and Asia-Pacific, from October 2012 through October 2014, and Regional President,  North American Sales and Asia-Pacific, from October 2011 through October 2012.

Employment Agreement

In connection with Mr. Crouch’s appointment as President and Chief Operating Officer of the Companies, Zayo Group, LLC has entered into an Employment Agreement with Mr. Crouch dated March 31, 2017 (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Crouch will receive an annual base salary of $240,000, target annual incentive cash compensation (“ICC”) of $300,000 (quarterly targets of $75,000 each), and target annual equity compensation (in the form of restricted stock units (“RSUs”)) of $10,460,000 (quarterly targets of $2,615,000 each).  In addition, Mr. Crouch will be granted, upon his appointment, a one-time sign-on award of RSUs with an aggregate value of $7,500,000 (the “Sign-on Award”), vesting in five equal installments on each of June 30, 2017, September 30, 2017, December 31, 2017, March 31, 2018 and April 30, 2018 (with the number of shares delivered on each vesting date calculated to be based on the closing market price of the Company’s common stock for prior 10 trading days). The Sign-on Award vests in full within 60 days of a change of control of the Company (as defined in the Employment Agreement), and continues to vest in accordance with its terms in the event that Mr. Crouch is terminated other than for “cause” or resigns for “good reason”  (each as defined in the Employment Agreement).

Subject to Mr. Crouch being actively employed with the Company and not having provided notice of voluntary termination as of the payment date, he will receive quarterly ICC payments of not less than 100% of his target amount for the first three quarters of his employment (with the initial quarterly ICC payment to be paid by May 31, 2017 (for the quarter ending March 31, 2017), and the next two quarterly payments by September 30, 2017 (for the quarter ending June 30, 2017) and November 30, 2017 (for the quarter ending September 30, 2017)), and quarterly ICC payments of not less than 50% of his target amount for the following two quarters (namely, the quarter ending on December 31, 2017 and the quarter ending on March 31, 2018). Subject to Mr. Crouch being actively employed with the Company and not having provided notice of voluntary termination as of the award date, he will receive an award of “Part A” RSUs of not less than 100% of his target amount thereof in August 2017 for the full quarter ended June 30, 2017, with such award to vest October 1, 2018, and an award of “Part B” RSUs of not less than 100% of his target amount thereof each quarter (with the actual amount at vesting to be based on Company performance in accordance with the terms of the Company’s stock incentive plan as modified from time to time), with the first such “Part B” award to be made on July 1, 2017 vesting July 1, 2018. The Company will also reimburse Mr. Crouch for up to $150,000 in documented relocation expenses in connection with his relocation to the U.S.

Item 7.01. Regulation FD Disclosure.

On April 4, 2017, the Company issued a press release announcing the officer changes described herein and providing a guidance update.  A copy of the press release is attached hereto as Exhibit 99.1.

The information under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.      Financial Statements and Exhibits

(a)                    Exhibits.  The following exhibit is filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated April 4, 2017

Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Companies believe any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Additional information about issues that could lead to material changes in the Companies’ performance is contained in their respective filings with the Securities and Exchange Commission. The Companies undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances after the date hereof.

Investors should take into consideration those risks and uncertainties discussed in each Company’s Annual Report on Form 10-K for the year ended June 30, 2016, Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 and Quarterly Report on Form 10-Q for the quarter ended December 31, 2017, including but not limited to those under the heading “Risk Factors” to the extent such heading is included therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

By:	/s/ Ken desGarennes
Name: Ken desGarennes
Title: Chief Financial Officer

DATED:  April 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group, LLC

By:	/s/ Ken desGarennes
Name: Ken desGarennes
Title: Chief Financial Officer

DATED:  April 4, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 4, 2017